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                                                                   EXHIBIT 10.3


                      AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into as of August 18, 1993, among INVESTMENT TECHNOLOGY GROUP, INC., a Delaware corporation (the "Company"), RAYMOND L. KILLIAN, JR. ("Employee"), and JEFFERIES GROUP, INC., a Delaware corporation ("Group").

RECITALS

        1. The parties hereto previously entered into an Employment Agreement ("Employment Agreement") dated as of April 1, 1992.

        2. In Section 5 of the Employment Agreement, Group granted to Employee a nonqualified stock option to purchase 1,000,000 shares of the Company's Common Stock for a price of $2.00 per share.

        3. Employee has requested, and the Company and Group have agreed to Employee's request, that the number of shares of the Company's Common Stock which will be subject to the Option shall be reduced to 700,000 shares.

        WHEREFORE, the parties agree as follows:

AGREEMENT

        4. For purposes of this Amendment, capitalized terms not otherwise defined herein are defined in accordance with the Employment Agreement.

        5. Section 5.1 of the Employment Agreement is hereby deleted from the Employment Agreement, and is replaced by the following:

                5.1. Group hereby grants to the Employee a nonqualified stock option (the "Option") to purchase 700,000 shares of the Company's Common Stock (the "Common Stock"), for a price of $2.00 per share (the "Option Price"). This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option under the provisions of the Internal Revenue Code of 1986, as amended.

        6. This Amendment shall be effective upon approval by the Board of the Company, as provided by Section 16 of the Employment Agreement.

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        7.  All other terms and conditions of the Employment Agreement and the
Option remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                      INVESTMENT TECHNOLOGY GROUP, INC.


                                      By:   /s/ RAYMOND L. KILLIAN, JR.
                                          -----------------------------
                                              Raymond L. Killian, Jr.
                                                President and Chief
                                                 Executive Officer


                                            /s/ RAYMOND L. KILLIAN, JR.
                                          -----------------------------
                                              RAYMOND L. KILLIAN, JR.


                                      JEFFERIES GROUP, INC.


                                      By:      /s/ FRANK E. BAXTER
                                          -----------------------------
                                                 Frank E. Baxter
                                               Chairman and Chief
                                                Executive Officer




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